                                                                   EXHIBIT 10.06

================================================================================

                         PLEDGE AND SECURITY AGREEMENT

                           DATED AS OF JULY 31, 1996

                                     AMONG

                           THE GRANTORS NAMED HEREIN

                                      AND

                           NATIONSBANK, N.A. (SOUTH),

                                    AS AGENT

================================================================================

                               TABLE OF CONTENTS


Article       Section                                            Page
-------       -------                                            ----
ARTICLE I DEFINITIONS                                              1
SECTION 1.01.  Terms Defined in the Credit Agreement.............  1
SECTION 1.02.  Definition of Certain Terms Used Herein...........  1
SECTION 1.03.  UCC Definitions...................................  7
SECTION 1.04.  Terms Generally...................................  7

ARTICLE II  SECURITY INTERESTS...................................  7
SECTION 2.01.  The Security Interests............................  7
SECTION 2.02.  Continuing Liability of each Grantor..............  8
SECTION 2.03.  Delivery of Pledged Securities and Chattel Paper..  9
SECTION 2.04.  Security Interests Absolute.......................  9
SECTION 2.05.  Sales and Collections............................. 10
SECTION 2.06.  Segregation of Proceeds........................... 11
SECTION 2.07.  Verification of Receivables....................... 12
SECTION 2.08.  Release of Collateral............................. 12
SECTION 2.09.  Amendment of Schedules............................ 13

ARTICLE III  REPRESENTATIONS AND WARRANTIES...................... 14
SECTION 3.01.  Pledged Securities................................ 14
SECTION 3.02.  Validity, Perfection, Assignment and
               Priority of Security Interests.................... 14
SECTION 3.03.  Patents, Trademarks and Copyrights................ 15
SECTION 3.04.  Enforceability of Receivables and
               General Intangibles............................... 15
SECTION 3.05.  Place of Business, Location of
               Collateral........................................ 15
SECTION 3.06.  Trade Names....................................... 15
SECTION 3.07.  Outstanding Interests............................. 16
SECTION 3.08.  Licensor Consents................................. 16
SECTION 3.09.  Motor Vehicles and Other Rolling Stock............ 16
SECTION 3.10.  Accounts.......................................... 16
SECTION 3.11.  Government Contracts.............................. 16

ARTICLE IV  COVENANTS............................................ 17
SECTION 4.01.  Perfection of Security Interests.................. 17
SECTION 4.02.  Further Actions................................... 17
SECTION 4.03.  Change of Name, Identity or Structure............. 20
SECTION 4.04.  Place of Business and Collateral.................. 20
SECTION 4.05.  Fixtures.......................................... 21
SECTION 4.06.  Maintenance of Records............................ 21
SECTION 4.07.  Compliance with Laws, etc......................... 21
SECTION 4.08.  Payment of Taxes, etc............................. 21
SECTION 4.09.  Compliance with Terms of Accounts,
               Contracts and Licenses............................ 22
SECTION 4.10.  Limitation on Liens on Collateral................. 22
SECTION 4.11.  Limitations on Modifications of
               Receivables and General Intangibles; No
               Waivers or Extensions............................. 22
SECTION 4.12.  Maintenance of Insurance.......................... 22


SECTION 4.13.  Limitations on Dispositions of
               Collateral........................................ 23
SECTION 4.14.  Periodic Certification............................ 23
SECTION 4.15.  Notices........................................... 23
SECTION 4.16.  Change of Law..................................... 24
SECTION 4.17.  Right of Inspection............................... 24
SECTION 4.18.  Maintenance of Equipment.......................... 24
SECTION 4.19.  Covenants Regarding Patent, Trademark
               and Copyright Collateral.......................... 24
SECTION 4.20.  Reimbursement Obligation.......................... 26
SECTION 4.21.  Bank Accounts..................................... 26
SECTION 4.22.  Amendments to Schedules........................... 26
SECTION 4.23.  Government Contracts.............................. 26

ARTICLE V  DISTRIBUTIONS ON PLEDGED SECURITIES; VOTING........... 26
SECTION 5.01.  Right to Receive Distributions on
               Pledged Collateral; Voting........................ 26

ARTICLE VI  REMEDIES; RIGHTS UPON DEFAULT........................ 28
SECTION 6.01.  UCC Rights........................................ 28
SECTION 6.02.  Payments on Collateral............................ 28
SECTION 6.03.  Possession of Collateral.......................... 29
SECTION 6.04.  Sale of Collateral................................ 29
SECTION 6.05.  Rights of Purchasers.............................. 30
SECTION 6.06.  Additional Rights of the Agent.................... 30
SECTION 6.07.  Securities Act, etc............................... 31
SECTION 6.08.  Remedies Not Exclusive............................ 32
SECTION 6.09.  Waiver and Estoppel............................... 33
SECTION 6.10.  Power of Attorney................................. 33
SECTION 6.11.  Application of Proceeds........................... 35
SECTION 6.12.  Grant of License or Sub-License to Use
               Patent, Trademark, Copyright and
               License Collateral................................ 36

ARTICLE VII  MISCELLANEOUS....................................... 37
SECTION 7.01.  Notices........................................... 37
SECTION 7.02.  Survival of Agreement............................. 37
SECTION 7.03.  Counterparts...................................... 37
SECTION 7.04.  Amendments, Etc................................... 38
SECTION 7.05.  Assignments....................................... 38
SECTION 7.06.  Savings Clause.................................... 38
SECTION 7.07.  Supplemental Agreement............................ 38
SECTION 7.08.  GOVERNING LAW..................................... 39
SECTION 7.09.  Entire Agreement.................................. 39
SECTION 7.10.  No Waiver; Remedies............................... 39
SECTION 7.11.  Headings.......................................... 39
SECTION 7.12.  NO ORAL AGREEMENTS................................ 39

Schedules
---------

Schedule 1  List of Subsidiary Grantors
Schedule 2 Chief Executive Office and Principal Place of Business; Locations of Records of Receivables and General Intangibles
Schedule 3  Pledged Securities
Schedule 4  Locations of Equipment and Inventory
Schedule 5  Trade Names, Division Names, etc.
Schedule 6  Required Filings and Recordings
Schedule 7  Patents and Patent Applications
Schedule 8  Trademarks and Trademark Applications
Schedule 9  Copyrights and Copyright Applications
Schedule 10 Licenses
Schedule 11 Motor Vehicles and other Rolling Stock
Schedule 12 Accounts
Schedule 13 Government Contracts

Exhibits
--------

Exhibit A   Form of Assignment of Security Interests in United States Patent
            and Trademarks
Exhibit B   Form of Assignment of Security Interests in United States Copyrights
Exhibit C   Form of Landlord's Waiver and Consent
Exhibit D-1 Form of Instrument of Assignment
Exhibit D-2 Form of Notice of Assignment

  PLEDGE AND SECURITY AGREEMENT dated as of July 31, 1996, among FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation (the "Borrower"), the
                                                     --------
Subsidiaries that are listed on Schedule 1 hereto, and such other Subsidiaries as shall become parties hereto in accordance with Section 7.07 hereof (such Subsidiaries being referred to herein individually as a "Subsidiary Grantor" and
                                                         ------------------
collectively as the "Subsidiary Grantors"), and NATIONSBANK, N.A. (SOUTH), as
                     -------------------
Agent (in such capacity, the "Agent") for the Lenders (as defined herein).
                              -----

  Reference is made to the Credit Agreement dated as of July 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Borrower, the financial institutions party thereto as
---------
lenders (the "Lenders") and NationsBank, N.A. (South), as Issuing Bank, as
              -------
Swingline Lender and as Agent. The Lenders and the Swingline Lender have respectively agreed to extend credit to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions set forth in, the Credit Agreement. The obligations of the Lenders and the Swingline Lender to extend credit and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned on, among other things, the execution and delivery by each of the Borrower and the Subsidiary Grantors (such parties being referred to herein individually as a "Grantor" and collectively as the "Grantors") of a
                          -------                           --------
Pledge and Security Agreement in the form hereof.

  Accordingly, the Grantors, intending to be legally bound, hereby agree with the Agent, for the ratable benefit of the Secured Parties, as follows:


                                   ARTICLE I

                                  DEFINITIONS

  SECTION 1.01.  Terms Defined in the Credit Agreement.  Terms used herein and
                 -------------------------------------
not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

  SECTION 1.02.  Definition of Certain Terms Used Herein.  As used herein, the
                 ---------------------------------------
following terms shall have the following meanings:

  "Account Debtor" shall mean any person who is or who may become obligated to
   --------------
any Grantor under, with respect to or on account of any Receivable or General Intangible.

  "Agency Account" of any Grantor shall mean an account of such Grantor
   --------------
maintained for the benefit of the Agent and the Secured Parties pursuant to an Agency Account Agreement in the form of Exhibit F to the Credit Agreement.

 "Cash Collateral Accounts" shall have the meaning assigned to such term in
  ------------------------
Section 2.06(b).

 "Collateral" shall have the meaning assigned to such term in Section 2.01.
  ----------

  "Contract Rights" shall mean all choses in action and causes of action and all
   ---------------
other rights of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor pursuant to (a) all contracts under which Receivables or General Intangibles arise, (b) all Interest Rate Protection Agreements, (c) the Recapitalization Agreement, including the Escrow Agreement, (d) all Government Contracts, (e) all Material Contracts and (f) all other contract rights of any Grantor.

  "Copyright License" shall mean any written agreement (a) granting any right to
   -----------------
any third party under any Copyright of any Grantor or (b) granting any right to any Grantor under any Copyright of any third party.

  "Copyrights" shall mean all right, title and interest of any person in and to
   ----------
all of the following, whether now owned or hereafter acquired:

          (a) the federally registered United States and foreign copyrights described on Schedule 9 hereto and any renewals thereof, as such schedule may be amended from time to time;

          (b) all other United States and foreign copyrights;

          (c) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental derivative or collective work registrations and pending applications for registrations in the United States Copyright Office;

          (d) all computer programs, computer data bases, computer program flow diagrams, source codes and object codes related to any or all of the foregoing; and

          (e) all tangible property embodying or incorporating any or all of the foregoing.

     "Deposit Accounts" shall mean (a) all Agency Accounts, (b) all Cash
      ----------------
Collateral Accounts, (c) all Government Contract Cash Collateral Accounts and
(d) all other deposit or investment accounts of each Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing, evidencing or deposited into such accounts.

     "Documents" shall mean all of the books, ledgers, records, computer
      ---------
programs, tapes, discs, punch cards, data processing software, transaction files, master files, documents of title, Government Contracts, bills of lading and warehouse receipts and related property and rights (including computer and peripheral equipment) of any Grantor pertaining to or referencing the Collateral.

     "Equipment" shall mean all equipment now owned or hereafter acquired by any
      ---------
Grantor, including all items of machinery, equipment, revolvers, semi-automatic pistols, shotguns, bolt action rifles, archery bows, semi-automatic and burst/automatic rifles, submachine guns, machine guns, anti-tank/anti-personnel rocket launchers, single shot and automatic grenade launchers, automatic cannons, mortars, weapons, simulators, tools, parts, supplies, firing range and testing equipment, furnishings, computer programs, computer data bases, computer program flow diagrams and fixtures of every kind, whether affixed to real property or not, as well as all automobiles, trucks and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

     "General Intangibles" shall mean all accounts, accounts receivable,
      -------------------
Contract Rights, Documents, instruments, chattel paper, money, general intangibles, intellectual or other property of any kind or nature now owned or hereafter acquired by any Grantor, including, without limitation, permits, federal and state tax refunds, reversionary interests in pension plan assets, inventions, designs, Patents, Copyrights, Licenses, Trademarks and associated goodwill, trade secrets, confidential or proprietary technical and business information, customer lists, including all records pertaining to know-how, show-how or other data or information, software, databases and related documentation, registrations, franchises, and all other intellectual or other similar property rights not otherwise described above, but excluding Receivables.

     "Government Contract Cash Collateral Account" shall have the meaning
      -------------------------------------------
assigned to such term in Section 2.06(a).

     "Inventory" shall mean all inventory now owned or hereafter acquired by any
      ---------
Grantor, including (a) all goods and other personal property (including, without limitation, FATS I, FATS III, FATS III LE, FATS IV, the Vessel Weapons Engagement Training Simulator, revolvers, semi-automatic pistols, shotguns, bolt action rifles, archery bows, semi-automatic and burst/automatic rifles, submachine guns, machine guns, anti-tank/anti-personnel rocket launchers, single shot and automatic grenade launchers, automatic cannons, mortars, weapons and simulators) which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Grantor's business, (b) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading,
(c) all of such Grantor's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services and

(d) all rights of such Grantor as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

     "License" shall mean (a) any Patent License, Trademark License, Copyright
      -------
License or other license or sublicense as to which any Grantor is now or hereafter a party and (b) any license, permit, certificates of need, authorization, certification, accreditation, franchise approval, or grant of rights by any Governmental Authority, or any other party necessary or appropriate for the Borrower or any Subsidiary to own, maintain or operate its business, properties and assets.

     "Patent License" shall mean any written agreement (a) granting any right to
      --------------
any third party under any Patent of any Grantor or (b) granting any right to any Grantor under any Patent of any third party.

     "Patents" shall mean all right, title and interest of any person in and to
      -------
all of the following, whether now owned or hereafter acquired:

          (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any other country, all as described on Schedule 7 hereto, as such schedule may be amended from time to time;

          (b) all other letters patent of the United States or any other country and all other applications for letters patent of the United States or any other country; and

          (c) all reissues, continuations, divisions, continuations-in-part or extensions thereof and the inventions disclosed therein, including the right to make, use and/or sell the inventions disclosed therein.

     "Pledged Debt" shall mean (a) the debt securities listed and described in
      ------------
Part II of Schedule 3 hereto, payable to such Grantor listed therein, and the instruments evidencing such debt securities, (b) all additional debt securities hereafter issued and payable to any Grantor and the instruments evidencing such debt securities, (c) the Intercompany Notes and (d) all payments of principal or interest, cash, instruments or other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the debt securities referred to in clause (a), (b) and (c) above.

     "Pledged Interests" shall mean (a) the Capital Stock listed and described
      -----------------
in Part I of Schedule 3 hereto, and the certificates, if any, representing such Capital Stock, (b)(i) all additional Capital Stock of any issuer of the Pledged Interests from time to time acquired by any Grantor in any manner and (ii) all Capital Stock of any other person hereafter acquired by any Grantor (which Capital Stock referred to in the foregoing clauses (i) and (ii) shall be considered to be Pledged Interests under this Agreement), together in each case with the certificates representing such additional Capital Stock, and (c) all dividends, liquidating dividends, stock dividends, distributions, stock or partnership rights, options, rights to subscribe, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such listed Capital Stock referenced in clause (a) above or such additional Capital Stock referenced in clause (b) above; provided, however, that no shares of Capital Stock of any issuer
       --------  -------
incorporated in a jurisdiction outside of the United States of America shall be included hereunder to the extent that the aggregate amount of shares of Capital Stock of such issuer pledged hereunder would exceed 65% of the Capital Stock of such issuer to the extent, and for so long as, the pledge of any greater percentage would have adverse tax consequences for such Grantor.

     "Pledged Securities" shall mean the Pledged Interests and the Pledged Debt.
      ------------------

     "Proceeds" shall mean all proceeds, including (a) whatever is received upon
      --------
any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (b) any and all payments or other property (in whatever form) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to any Grantor with respect to any of the Collateral, (c) any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, (d) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, (e) any claim of any Grantor against third parties (i) for past, present or future infringement of any Patent now or hereafter owned by such Grantor or licensed under a Patent License, (ii) for past, present or future infringement or dilution of any Trademark now or hereafter owned by such Grantor or licensed under a Trademark License or injury to the goodwill associated with any Trademark now or hereafter owned by such Grantor, (iii) for past, present or future infringement of any Copyright now or hereafter owned by such Grantor or licensed under a Copyright License and (iv) for past, present or future breach of any other License and (f) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Real Estate" shall mean all real property and all buildings, furnishings
      -----------
or fixtures or other improvements to or
construction on real property now owned or hereafter acquired by any Grantor, and all leasehold interests now owned or hereafter acquired by any Grantor in real property.

     "Receivables" shall mean all accounts now or hereafter owing to any
      -----------
Grantor, and all accounts receivable, Contract Rights, Documents, instruments or chattel paper representing amounts payable or monies due or to become due to any Grantor, arising from the sale of Inventory or the rendition of services in the ordinary course of business or otherwise, whether or not earned by performance, or arising from or in connection with any Copyright, Patent, Trademark or License, together with all Inventory to be returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, Contract Right, Document, instrument or chattel paper.

     "Secured Obligations" of any Grantor shall mean (a) in the case of the
      -------------------
Borrower, all the Obligations and (b) in the case of any Subsidiary Grantor, all amounts now or hereafter payable by such Subsidiary Grantor under the Subsidiaries Guarantee Agreement, and (c) in the case of any Grantor, all expenses (including reasonable counsel fees and expenses) incurred in enforcing any rights of the Agent and the Secured Parties against such Grantor under this Agreement.

     "Trademark License" shall mean any written agreement (a) granting any right
      -----------------
to any third party under any Trademark of any Grantor or (b) granting any right to any Grantor under any Trademark of any third party.

     "Trademarks" shall mean all of the following now or hereafter owned by any
      ----------
person (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office, any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, and (b) all goodwill associated therewith.

     "UCC" shall mean at any time the Uniform Commercial Code as the same may
      ---
from time to time be in effect in the State of New York; provided that if, by
                                                         --------
reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

      SECTION 1.03.  UCC Definitions.  The uncapitalized terms "account",
                     ---------------
"account debtor", "chattel paper", "contract right", "document", "warehouse receipt", "bill of lading", "document of title", "instrument", "inventory", "equipment", "general intangible", "money", "proceeds", "products" and "purchase money security interest" as used in Section 1.02 or elsewhere in this Agreement shall have the meanings ascribed thereto in the UCC.

      SECTION 1.04.  Terms Generally.  The definitions in Section 1.02 shall
                     ---------------
apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, the word "day" means a calendar day.


                                   ARTICLE II

                               SECURITY INTERESTS

      SECTION 2.01.  The Security Interests.  To secure the due and punctual
                     ----------------------
payment of all Secured Obligations of such Grantor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof, (a) each Grantor hereby grants to the Agent, its successors and its assigns, for the ratable benefit of the Secured Parties, a security interest in, and (b) each Grantor hereby pledges, and with respect to all Deposit Accounts, pledges and assigns, to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, all of such Grantor's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):
                                             ----------

          (i) all Receivables (other than rights to receive payments in connection with (A) Government Contracts existing as of the Closing Date to the extent that a grant of a security interest in such rights is prohibited by the terms of such Government Contract (and any renewals, extensions or replacements thereof or additional contracts with the same customers as are parties to such existing Government Contracts, provided that the applicable Grantor shall have used its reasonable, good faith efforts to cause any such renewals, extension, replacements or additional contracts to be included in the Collateral), (B) Government Contracts entered into after the Closing Date that collectively have an aggregate value of less than $100,000 to the extent that a grant of a security interest in such rights is prohibited by the terms of such Government Contract or (C) Government Contracts to the extent that a grant of a security interest in such rights is prohibited by applicable law);

          (ii) all General Intangibles (other than rights to receive payments in connection with (A) Government Contracts existing as of the Closing Date to the extent that a grant of a security interest in such rights is prohibited by the terms of such Government Contract (and any renewals, extensions or replacements thereof or additional contracts with the same customers as are parties to such existing Government Contracts, provided that the applicable Grantor shall have used its reasonable, good faith efforts to cause any such renewals, extension, replacements or additional contracts to be included in the Collateral), (B) Government Contracts entered into after the Closing Date that collectively have an aggregate value of less than $100,000 to the extent that a grant of a security interest in such rights is prohibited by the terms of such Government Contract or (C) Government Contracts to the extent that a grant of a security interest in such rights is prohibited by applicable law);

       (iii)   all Equipment;

       (iv)    all Inventory;

       (v)     all Pledged Securities;

       (vi)    all Deposit Accounts;

       (vii) to the extent not included in the foregoing (and except to the extent expressly excluded from the foregoing), all other personal property, whether tangible or intangible, and wherever located; and

       (viii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

      SECTION 2.02.  Continuing Liability of each Grantor. Anything herein to
                     ------------------------------------
the contrary notwithstanding, each Grantor shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any Collateral, nor shall the Agent or any Secured Party be required to perform or fulfill any of the obligations of any Grantor with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, neither the Agent nor any Secured Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

      SECTION 2.03.  Delivery of Pledged Securities and Chattel Paper.  All
                     ------------------------------------------------
certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of the Agent, for the ratable benefit of the Secured Parties, pursuant hereto and shall be in suitable form for transfer by delivery, duly endorsed and shall be accompanied by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to any Grantor after the occurrence and during the continuance of an Event of Default, to cause any or all of the Pledged Interests and other Pledged Securities to be transferred of record into the name of the Agent or its nominee.

      SECTION 2.04.  Security Interests Absolute.  All rights of the Agent and
                     ---------------------------
the Secured Parties hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

       (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation, Note or any other document evidencing or securing any Secured Obligation, by operation of law or otherwise;

       (b) any modification or amendment or supplement to the Credit Agreement, any Note, any Collateral Document or any other document evidencing or securing any Secured Obligation;

       (c) any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation;

       (d) any change in the existence, structure or ownership of the Borrower, any Grantor or any other Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any Grantor or any other Loan Party or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;

       (e) the existence of any claim, set-off or other right which any Grantor may have at any time against the Borrower, any Grantor, any other Loan Party, the Agent, any Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions; provided that
                                                                   --------
     nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

       (f) any invalidity or unenforceability for any reason of any Secured Obligation relating to or against the Borrower, any Grantor or any other Loan Party, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, any Grantor or any other Loan Party of the Secured Obligations;

       (g) any failure by the Agent or any Secured Party (i) to file or enforce a claim against the Borrower, any Grantor or any other Loan Party or its estate (in a bankruptcy or other proceeding), (ii) to give notice of the existence, creation or incurrence by the Borrower, any Grantor or any other Loan Party of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (iii) to commence any action against the Borrower, any Grantor or any other Loan Party, (iv) to disclose to the Borrower, any Grantor or any other Loan Party any facts which the Agent or any Secured Party may now or hereafter know with regard to the Borrower, any Grantor or any other Loan Party or (v) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or

       (h) any other act or omission to act or delay of any kind by the Borrower, any Grantor, any other Loan Party, the Agent, any Secured Party or any other person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Grantor's obligations hereunder.

      SECTION 2.05.  Sales and Collections. (a)  Each Grantor is authorized (i)
                     ---------------------
to sell Collateral in accordance with the Credit Agreement and (ii) to use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agent may, upon the occurrence of any Event of Default, without cause or notice, curtail or terminate such authority at any time.

     (b) Each Grantor is authorized to collect amounts owing to it with respect to the Collateral, subject to the rights of the Agent under Section 2.06 and
Article VI of this Agreement.

      SECTION 2.06.  Segregation of Proceeds. (a) Each Grantor authorizes the
                     -----------------------
Agent to establish and maintain at the principal office of the Agent a bank account (a "Government Contract Cash Collateral Account") which will contain
            -------------------------------------------
moneys paid by a Governmental Authority to the Agent under a Government Contract and pursuant to an Instrument of Assignment, substantially in the form of Exhibit D-1, or any other equivalent instrument of assignment executed and delivered by such Grantor. Any moneys received by the Agent directly from a Governmental Authority obligated to make payments under a Government Contract to such Grantor or from such Grantor pursuant to clause (c) of this Section 2.06, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper, wire transfer, ACH method or other form of cash Proceeds received as moneys paid pursuant to a Government Contract, shall be deposited promptly in the applicable Government Contract Cash Collateral Account, and until so deposited shall be held in trust for the Agent and the Secured Parties. Such moneys received, when deposited, shall continue to be security for the Secured Obligations (until withdrawn by the Agent and transferred to the applicable Grantor) and shall not constitute payment thereof until applied as hereinafter provided. Except as provided in this Section 2.06, the Agent shall have sole dominion and control over the funds deposited in each of the Government Contract Cash Collateral Accounts, and such funds may be withdrawn therefrom only by the Agent, provided, however, so long as no Event of Default
                             --------  -------
shall have occurred and be continuing, the Agent shall transfer to an account designated by the applicable Grantor any funds that have been deposited in a Government Contract Cash Collateral Account (i) on the same Business Day of such deposit therein if such deposit is made on or prior to 12:00 (noon), Charlotte time, and (ii) on the next Business Day of such deposit therein if such deposit is made after 12:00 (noon), Charlotte time. Upon the occurrence and during the continuance of an Event of Default, all rights of each Grantor to receive funds from the Government Contract Cash Collateral Account shall be terminated and the Agent shall have sole dominion and control over the funds (including all rights under Article VI of this Agreement with respect to such funds) deposited in the Government Contract Cash Collateral Accounts.

     (b) Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to cause to be opened and maintained at the principal office of the Agent bank accounts (the "Cash Collateral Accounts")
                                                  ------------------------
which will contain only Proceeds of Collateral (other than Proceeds from Government Contracts that are being deposited into a Government Contract Cash Collateral Account) of a particular Grantor. Any cash proceeds (as such term is defined in Section 9-306(1) of the UCC) received by the Agent directly from Account Debtors obligated to make payments under Receivables or General Intangibles to such Grantor or from such Grantor pursuant to clause (c) of this
Section 2.06, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper or other Proceeds received on account of any Collateral, shall be promptly deposited in the Cash Collateral Account, and until so deposited shall be held in trust for the Agent and the Secured Parties and shall not be commingled with any funds not constituting Proceeds of the Collateral. Each Cash Collateral Account shall be designated with the title "NationsBank, N.A. (South), as Agent under the Credit Agreement dated as of July 31, 1996 among Firearms Training Systems, Inc., the Lenders party thereto and the Agent." Such Proceeds, when deposited, shall continue to be security for the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Agent shall have sole dominion and control over the funds (including all rights under Article VI of this Agreement with respect to such funds) deposited in the Cash Collateral Account, and such funds may be withdrawn therefrom only by the Agent.

     (c) Each Grantor shall cause all money received or collected by it with respect to a Government Contract subject to an Instrument of Assignment, substantially in the form of Exhibit D-1, or any other equivalent instrument of assignment to be delivered to the Agent forthwith upon receipt by such Grantor, and upon notice by the Agent to the Borrower, that a Cash Collateral Account has been opened, each Grantor shall cause all other cash Proceeds collected by it to be delivered to the Agent forthwith upon receipt, in each case, in the original form in which received (with such endorsements or assignments as may be necessary to permit collection thereof by the Agent), and for such purpose each Grantor hereby irrevocably authorizes and empowers the Agent, its officers, employees and authorized agents to endorse and sign the name of such Grantor on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by such Grantor prior to any endorsement or assignment thereof by the Agent. The Agent may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

      SECTION 2.07.  Verification of Receivables.  Upon the occurrence and
                     ---------------------------
during the continuance of an Event of Default, the Agent shall have the right to make test verifications of Receivables in any manner and through any medium that it considers advisable, and each Grantor agrees to furnish all such assistance and information as the Agent may require in connection therewith. Upon the occurrence and during the continuance of an Event of Default, each Grantor, at its own expense, will cause its financial officer to furnish to the Agent at any time and from time to time promptly upon the Agent's request, the following reports: (a) a reconciliation of all Receivables, (b) an aging of all Receivables, (c) trial balances and (d) a test verification of such Receivables as the Agent may request.

      SECTION 2.08.  Release of Collateral.  (a)  Each Grantor may sell or
                     ---------------------
realize upon or transfer or otherwise dispose of Collateral to the extent expressly permitted by, and in accordance with, Section 2.05, and the security interests of the Agent and the Secured Parties in such Collateral so sold, realized upon or disposed of (but not in the Proceeds arising from such sale, realization or disposition) shall cease immediately upon such sale, realization or disposition, without any further action on the part of the Agent or the Secured Parties, provided that the Permitted Drop Down Transaction permitted
                 --------
under Section 6.05(a)(iv)(E) of the Credit Agreement shall not constitute a release of the security interests granted hereunder in the Collateral (such security interests remaining vested (i) in the Collateral regardless of whether title passes to Newco after FATS' contribution to Newco pursuant to the Permitted Drop Down Transaction, (ii) in any Collateral retained by FATS after such contribution and (iii) in the Collateral acquired by Newco after such contribution). The Agent, if requested in writing by any Grantor, but at the expense of such Grantor, is hereby authorized and instructed to deliver to the Account Debtor or the purchaser or other transferee of any such Collateral, applicable UCC termination statements for such Collateral and a certificate stating that the Agent and the Secured Parties no longer have a security interest therein, and such Account Debtor or such purchaser or other transferee shall be entitled to rely conclusively on such certificate for any and all purposes.

     (b) Upon (i) the indefeasible payment in full in cash of all of the Secured Obligations, (ii) the termination of the Commitments, (iii) the cancellation or expiration of all Letters of Credit and the reimbursement in full of all Letter of Credit Disbursements and (iv) the satisfaction by the Borrower of all terms and conditions hereof, the Credit Agreement, the Notes, the Collateral Documents and all other documents or agreements governing the Secured Obligations, the Agent will (as soon as reasonably practicable after receipt of notice from any Grantor requesting the same, but at the expense of such Grantor) (A) execute and deliver to such Grantor for each filing made under Section 4.01 or 4.02 to perfect the security interests granted to the Agent and the Secured Parties hereunder, a termination statement prepared by such Grantor and furnished to the Agent to the effect that the Agent and the other Secured Parties no longer claim a security interest under such filing and (B) deliver to such Grantor all documents and instruments previously pledged to the Agent hereunder.

      SECTION 2.09.  Amendment of Schedules.  Each Grantor hereby authorizes the
                     ----------------------
Agent to modify this Agreement by amending Schedules 7, 8, 9 and 10 hereto or to add additional schedules hereto to include any asset or item that may be Copyrights, Patents, Trademarks, Licenses or any other type of Collateral, as the case may be, under this Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Grantors jointly and severally represent and warrant to the Agent and each of the Secured Parties that:

      SECTION 3.01.  Pledged Securities.  All Pledged Securities have been duly
                     ------------------
authorized and validly issued by the issuers thereof and, in the case of Pledged Securities consisting of Capital Stock, are fully paid and nonassessable. None of the Pledged Securities are subject to options to purchase or similar rights of any person. No Grantor is or will become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Interests with respect thereto.

      SECTION 3.02.  Validity, Perfection, Assignment and Priority of Security
                     ---------------------------------------------------------
Interests.  (a)  By complying with Section 4.01 and by delivering all
---------
certificates or instruments, if any, representing or evidencing the Collateral to the Agent, each Grantor will have created a valid and duly perfected security interest in favor of the Agent for the benefit of the Secured Parties as security for the due and punctual payment of all Secured Obligations of such Grantor in all Collateral and identifiable Proceeds of such Collateral, as to which a security interest may be perfected by (i) filing UCC financing statements, (ii) filing at the United States Patent and Trademark Office or the United States Copyright Office pursuant to 35 U.S.C. (S)1060 and 17 U.S.C.
(S)205, as applicable and (iii) possession. Continuing compliance by each Grantor with the provisions of Section 4.02 will also (A) create and duly perfect valid security interests in all Collateral acquired or otherwise coming into existence after the date hereof and in all identifiable Proceeds of such Collateral as security for the due and punctual payment of all Secured Obligations of such Grantor and (B) cause such security interests in all Collateral and in all Proceeds which are (I) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder, (II) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC and (III) any Proceeds in the Deposit Accounts to be duly perfected under the UCC. By complying with Section 4.01(d), each Grantor shall have assigned to the Agent all moneys due or to become due under each such Government Contract referred to in such Section.

     (b) The security interests of the Agent in the Collateral rank first in priority, except that the priority of the security interests may be subject to Liens permitted under Section 6.02 of the Credit Agreement. Other than financing statements or other similar documents perfecting the security interests or deed of trust liens of the Agent and the protective filings filed by the lessors of certain equipment leased by the Grantors, no financing statements, deeds of trust, mortgages or similar documents covering all or any part of the Collateral other than with respect to Liens permitted under Section 6.02 of the Credit Agreement are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral in the possession of any person (other than a Grantor) asserting any claim thereto or security interest therein.

      SECTION 3.03.  Patents, Trademarks and Copyrights. Schedules 7, 8 and 9
                     ----------------------------------
correctly set forth all of each Grantor's registered Patents, Trademarks and Copyrights, respectively and Schedule 10 correctly sets forth all of each Grantor's material Licenses. Each of the Patents, Trademarks and Copyrights are subsisting, other than those Patents, Trademarks and Copyrights indicated as "abandoned" or "dropped" on Schedules 8, 9 and 10, respectively, as of the date hereof, and have not been adjudged invalid or unenforceable, in whole or in part.

      SECTION 3.04.  Enforceability of Receivables and General Intangibles.  To
                     -----------------------------------------------------
the knowledge of each Grantor, each Receivable and General Intangible is a valid and binding obligation of the related Account Debtor in respect thereof, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies with any applicable legal requirements.

      SECTION 3.05.  Place of Business, Location of Collateral. Schedule 2
                     -----------------------------------------
correctly sets forth (a) each Grantor's chief executive office and principal place of business and (b) the offices of each Grantor where records concerning Receivables and General Intangibles are kept. Schedule 4 correctly sets forth the location of all Equipment and Inventory of each Grantor, other than rolling stock, vessels, aircraft and goods in transit. Except for goods in transit and except as otherwise specified in Schedule 4, all Inventory and Equipment has been located at the addresses specified on Schedule 4 at all times during the four-month period prior to the date hereof while owned by the applicable Grantor. No Inventory is evidenced by a negotiable document of title, warehouse receipt or bill of lading. No non-negotiable document of title, warehouse receipt or bill of lading has been issued to any person other than a Grantor, and such Grantor has retained possession of all of such non-negotiable documents, warehouse receipts and bills of lading. No amount payable under or in connection with any of the Collateral is evidenced by promissory notes or other instruments other than instruments evidencing the Pledged Debt which have been delivered to the Agent hereunder.

      SECTION 3.06.  Trade Names.  Any and all trade names, division names,
                     -----------
assumed names or other names under which any Grantor transacts, or at any time during the past five years prior to the date hereof has transacted, business are specified on Schedule 5.

      SECTION 3.07.  Outstanding Interests.  The Capital Stock listed on
                     ---------------------
Schedule 3 constitutes (i) 100% of the Capital Stock of all Domestic Subsidiaries and (ii) 65% of the Capital Stock of all Foreign Subsidiaries.

      SECTION 3.08.  Licensor Consents.  Each Grantor has obtained all requisite
                     -----------------
material consents or approvals by the licensor of each License (including each License involving Material Intellectual Property) to which such Grantor is a licensee (other than any consent or approval for any such License that cannot be obtained on or prior to the Closing Date) to effect the assignment of all of such Grantor's right, title and interests thereunder to the Agent or its designee and to effect the sub-license contemplated under Section 6.12 upon and during the continuance of an Event of Default, and such consents are listed on
Schedule 10.

      SECTION 3.09.  Motor Vehicles and Other Rolling Stock. Schedule 11
                     --------------------------------------
correctly sets forth all of each Grantor's motor vehicles and other rolling stock.

      SECTION 3.10.  Accounts.  Each primary collection account, each primary
                     --------
operating account and each primary investment account of the Borrower and each Subsidiary Grantor is an Agency Account. Schedule 12 correctly sets forth all of each Grantor's collection, operating and investment accounts, the financial institutions therewith, the address of such financial institutions, the account number of each account and the purpose for which such account is used.

      SECTION 3.11.  Government Contracts.  Schedule 13 correctly sets forth (i)
                     --------------------
each Government Contract with a current or potential dollar value in excess of $500,000, (ii) the corresponding Contract No. (if applicable) of each such Government Contract, (iii) the corresponding contracting Governmental Authority, the contracting officer or agency head and the disbursing officer of each such Government Contract and (iv) the dollar value of each such Government Contract (including, if applicable, current and potential dollar values thereof). Except as set forth on Schedule 13 hereof, all U.S. federal Government Contracts with a current or potential value in excess of $500,000 and in existence on the date hereof are in compliance with clauses (i), (ii) and (iii) of Section 4.23.

                                  ARTICLE IV

                                   COVENANTS

     Each Grantor covenants and agrees with the Agent that until (a) all the Secured Obligations have been indefeasibly paid in full in cash, (b) the Commitments have been terminated, (c) the cancellation or expiration of all Letters of Credit and the reimbursement in full of all Letter of Credit Disbursements and (d) all terms and conditions hereof, the Credit Agreement, the Notes, the Collateral Documents and all other documents or agreements governing the Secured Obligations have been satisfied, each Grantor will comply with the following:

      SECTION 4.01.  Perfection of Security Interests.  (a)  Each Grantor will,
                     --------------------------------
at its expense, cause all filings and recordings and other actions specified on
Schedule 6 to have been completed and filed on or prior to the Closing Date.

     (b) Each Grantor, at its expense, will cause fully executed Assignments of Security Interests, substantially in the forms of Exhibits A and B hereto, as applicable, to have been completed and filed within 30 days after the Closing Date by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. (S) 261, 15 U.S.C. (S) 1060 or 17 U.S.C.
(S) 205, as applicable, to perfect the security interests granted to the Agent in the federally registered Copyrights, Patents, Trademarks and Licenses.

     (c) Each Grantor, at its expense, will cause each of the accounts listed on
Schedule 12 to be Agency Accounts on or prior to the Closing Date.

     (d) Each Grantor, at its expense, will use its best efforts to cause to be delivered to the Agent within 60 days after the Closing Date, fully executed acknowledgment copies by the applicable Governmental Authority of each Notice of Assignment, substantially in the form of Exhibit D-2, as required under the Assignment of Claims Act of 1940, as amended, in order to assign all moneys due or to become due under each Governmental Contract (other than (i) those Government Contracts identified as completed, (ii) Government Contract 65-02F-0414D with the General Services Administration and (iii) those Government Contracts identified on Schedule 13 as non-assignable) with a total current or potential value exceeding $500,000, as set forth on Schedule 13, and entered into by such Grantor with any U.S. federal Governmental Authority.

      SECTION 4.02.  Further Actions. (a) At all times after the Closing Date,
                     ---------------
each Grantor will, at its own expense, comply with the following:

       (i) as to all Receivables, General Intangibles, Equipment, Inventory, Pledged Securities and Deposit Accounts, it will cause UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions (except with respect to goods in transit) as required to perfect the security interests granted to the Agent for the ratable benefit of the Secured Parties hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC;

       (ii) as to all Proceeds, it will cause all UCC financing statements and continuation statements filed in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered;

       (iii) upon the request of the Agent, it will ensure that the provisions of Section 2.06 are complied with;

       (iv) as to any Capital Stock owned or hereafter acquired by any Grantor, the applicable Grantor will immediately pledge and deliver the corresponding certificates, upon the acquisition or certification thereof, or other instruments to the Agent for the benefit of the Secured Parties as part of the Pledged Interests duly endorsed in a manner satisfactory to the Agent;

       (v) as to any amount payable under or in connection with any of the Collateral which shall be or shall become evidenced by any promissory note, chattel paper or other instrument, the applicable Grantor will immediately pledge and deliver such note or other instrument to the Agent for the benefit of the Secured Parties as part of the Pledged Debt duly endorsed in a manner satisfactory to the Agent;

       (vi) as to all Real Estate leased by a Grantor after the date hereof, such Grantor shall use commercially reasonable efforts to obtain waivers from the landlords of all such real estate, substantially in the form of Exhibit C hereto or in such other form as shall be acceptable to the Agent;

       (vii) as to all federally registered Patents, Trademarks, Copyrights and Licenses hereafter acquired by any Grantor, it will cause fully executed Assignments of Security Interests, substantially in the forms of Exhibits A and B hereto, as applicable, to be received and recorded within three months after any such acquisition with respect to Patents and Trademarks and within one month after any such acquisition with respect to Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. (S) 261, 15 U.S.C. (S) 1060 or 17 U.S.C. (S) 205, as applicable, to protect the validity and first priority of and to perfect a valid first priority security interest in favor of the Agent in respect of such hereafter acquired Patents, Trademarks, Copyrights and Licenses to the extent that a security interest may be perfected by filing in the United States and its political subdivisions, territories and possessions pursuant to applicable federal law;

       (viii) as to all material Licenses entered into after the date hereof with any third party licensor, the applicable Grantor will use its best efforts to obtain all requisite consents or approvals by the licensor to effect the assignment of all of such Grantor's right, title and interest thereunder to the Agent or its designee and to effect the sub-license contemplated under Section 6.12 upon and during the continuance of an Event of Default and such Grantor shall provide immediate written notice to the Agent upon failure to obtain such consent or approval; and

       (ix) as to any motor vehicles or other rolling stock acquired by any Grantor after the date hereof (other than motor vehicles and rolling stock of all such Grantors that collectively have an aggregate fair market value of less than $350,000), such Grantor shall cause the security interests granted hereunder to be noted on the certificate of title thereof and immediately deliver such certificate of title to the Agent and take any other actions necessary in order to perfect the Agent's security interests in such certificate of title.

       (x) as to any Government Contract entered into by any Grantor after the date hereof, such Grantor shall (A) notify the Agent of such Contract and provide information thereof to the Agent as required by Schedule 13 and (B) take all such action reasonably requested by the Agent in order to (I) perfect the security interests granted hereunder in such Government Contract, (II) assign any right of payment or moneys due or to become due under such Government Contract to the Agent (including executing and delivering fully completed Instruments of Assignment, substantially in the form of Exhibit D-1) or (III) realize any equivalent objective of the foregoing clauses (I) and (II) for any Government Contract that has a value (potential or current) exceeding $500,000 or for any other Government Contract that the Agent may reasonably request.

     (b) Each Grantor will, from time to time and at its own expense, execute, deliver, file or record such financing statements pursuant to the UCC, applications for certificates of title and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Agent and the Secured Parties to obtain the full benefits of this Agreement or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral, and will use its best efforts to obtain such waivers from landlords and mortgagees as the Agent may request.

     (c) To the fullest extent permitted by law, each Grantor authorizes the Agent (i) to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon and, (ii) to the fullest extent permitted by law, file this Agreement in any UCC filing jurisdiction as a financing statement with respect to the Collateral. In furtherance of the foregoing, each Grantor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor, or in its own name, from time to time in the Agent's reasonable discretion, to execute, deliver, file or record financing statements pursuant to the UCC as may be necessary or desirable, in order to create, preserve, perfect, confirm or validate the security interests.

      SECTION 4.03.  Change of Name, Identity or Structure.  No Grantor will
                     -------------------------------------
change its name, identity or corporate structure in any manner except to the extent expressly permitted under Section 6.05 of the Credit Agreement. Furthermore, no Grantor shall take any such action permitted under Section 6.05 of the Credit Agreement unless it shall have given the Agent at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or desirable or as may be reasonably requested by the Agent, to amend any financing statement or continuation statement relating to the security interests granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all persons.

      SECTION 4.04.  Place of Business and Collateral.  No Grantor will change
                     --------------------------------
the location of (a) any of its places of business, (b) its chief executive office or (c) any of the offices or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location listed on Schedule 2 or 5 hereto (including the establishment of any new office or facility) unless, prior to such change, (i) it notifies the Agent of such change, (ii) makes all UCC filings required by Section 4.02 and (iii) takes all other action necessary or desirable or that the Agent may reasonably request, to preserve, perfect, confirm and protect the security interests granted hereby.
No Grantor will change the location of any Collateral if such change would cause the security interest granted hereby in such Collateral to lapse or cease to be perfected.

      SECTION 4.05.  Fixtures.  No Grantor will permit any Equipment to become a
                     --------
fixture to real property not covered by a Mortgage unless it shall have given the Agent at least 10 days' prior written notice thereof and shall have taken all such action and delivered or caused to be delivered to the Agent all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords and mortgagees, and filed all financing statements necessary or reasonably requested by the Agent, to preserve and protect the security interest granted herein and to effectuate or maintain the priority thereof against all persons.

      SECTION 4.06.  Maintenance of Records.  Each Grantor will keep and
                     ----------------------
maintain at its own cost and expense complete books and records relating to the Collateral which are satisfactory to the Agent, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all of its other dealings with the Collateral. Each Grantor will mark its instruments and chattel paper to evidence this Agreement and the security interests granted hereby. For the further security of the Agent and the other Secured Parties, each Grantor agrees that the Agent shall have a special property interest in each Grantor's Documents and chattel paper and, upon the occurrence and during the continuance of an Event of Default, such Grantor shall deliver and turn over any Document or chattel paper to the Agent or to its representatives at any time on demand of the Agent, unless such Document is a Government Contract that expressly prohibits possession thereof by any party other than such Grantor and the applicable Governmental Authority.

      SECTION 4.07.  Compliance with Laws, etc.  Each Grantor will comply in all
                     -------------------------
material respects with all applicable statutes, rules, regulations, and orders of, and all applicable restrictions imposed by, the United States of America, foreign countries, states, provinces and municipalities, and of or by any Governmental Authority, including any court, arbitrator or grand jury, in respect of the Collateral (including Environmental Laws), except such as are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor or the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

      SECTION 4.08.  Payment of Taxes, etc.  Each Grantor will pay all taxes,
                     ---------------------
assessments and other governmental charges or levies imposed upon the Collateral or in respect of any of its income or profits therefrom when the same become due and payable, but in any event before any penalty or interest accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties or assets, and promptly reimburse the Agent or any Secured Party for any such taxes, assessments, charges or claims paid by them;

provided that no such tax, assessment, charge or claim need be paid or
--------
reimbursed if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and be adequate in the good faith judgment of such Grantor.

      SECTION 4.09.  Compliance with Terms of Accounts, Contracts and Licenses.
                     ---------------------------------------------------------
Each Grantor will perform and comply in all material respects with all of its obligations under all agreements relating to the Collateral to which it is a party or by which it is bound.

      SECTION 4.10.  Limitation on Liens on Collateral.  No Grantor will create,
                     ---------------------------------
permit or suffer to exist, but will defend the Collateral and each Grantor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien in respect of the Collateral other than the security interests created hereunder and the Liens permitted under Section 6.02 of the Credit Agreement.

      SECTION 4.11.  Limitations on Modifications of Receivables and General
                     -------------------------------------------------------
Intangibles; No Waivers or Extensions.  No Grantor will (a) other than in the
-------------------------------------
ordinary cause of business, amend, modify, terminate or waive any provision of any Receivable or General Intangible in any manner which might have a material adverse effect on the value of such Receivable or General Intangible, (b) fail to exercise or pursue promptly and diligently each and every material right which it may have under each material Receivable and General Intangible or (c) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any material Receivable or General Intangible. No Grantor will, without the prior written consent of the Secured Parties, grant any extension of the time of payment of any material Receivable or amounts due under any material General Intangible, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, except such as in the reasonable judgment of such Grantor is advisable to enhance the collectability thereof.

      SECTION 4.12.  Maintenance of Insurance.  The Grantors, at their own
                     ------------------------
expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent deems advisable. All sums disbursed by the Agent in connection with this Section 4.12, including reasonable and invoiced attorneys' fees, court costs, out-of-pocket expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Agent and shall be additional Secured Obligations secured hereby.

      SECTION 4.13.  Limitations on Dispositions of Collateral. No Grantor will
                     -----------------------------------------
directly or indirectly (through the sale of stock, merger or otherwise) sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as permitted under Section 2.05. The inclusion of Proceeds of the Collateral under the security interests granted under Section
2.01 shall not be deemed a consent by the Agent to any sale or disposition of any Collateral other than as permitted by this Section 4.13.

      SECTION 4.14.  Periodic Certification.  Each year, at the time of delivery
                     ----------------------
of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, the Borrower shall deliver to the Agent a certificate executed by a financial officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate, (b) certifying that all UCC financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the security interests created under
Section 2.01 for a period of not less than 18 months after the date of such certificate and (c) certifying that the Borrower and each Grantor have complied with all actions required to be taken by the Borrower or such Grantor under
Section 4.02(a).

      SECTION 4.15.  Notices.  Each Grantor will advise the Agent promptly and
                     -------
in reasonable detail after it becomes aware of, (a) any security interest, material encumbrance or material claim made or other Lien asserted against any of the Collateral, (b) any material change in the composition of the Collateral and (c) the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests granted to the Agent in this Agreement.

      SECTION 4.16.  Change of Law.  Each Grantor shall promptly notify the
                     -------------
Agent in writing of any change in law known to it which (a) adversely affects or will adversely affect the validity, perfection or priority of the security interests granted hereby, (b) requires or will require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority or (c) could result in the Agent not having a perfected security interest in any of the Collateral.

      SECTION 4.17.  Right of Inspection.  Each Grantor will, at such Grantor's
                     -------------------
cost and expense, permit any representatives designated by the Agent or the Required Lenders to visit and inspect the financial records, the Documents or any of the other Collateral of such Grantor at reasonable times and as often as reasonably requested, and to make extracts from and copies of such financial records or Documents, and permit any representatives designated by the Agent or the Required Lenders to discuss the affairs, finances and condition of such Grantor with the officers thereof and independent accountants therefor (with representatives of the Borrower present unless an Event of Default or Default has occurred and is continuing).

      SECTION 4.18.  Maintenance of Equipment.  Each Grantor will, at its
                     ------------------------
expense, in all material respects maintain the Equipment in standard industry operating condition, ordinary wear and tear excepted.

      SECTION 4.19.  Covenants Regarding Patent, Trademark and Copyright
                     ---------------------------------------------------
Collateral.  (a) Each Grantor (either itself or through its licensees or its
----------
sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

     (b) Each Grantor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as required by the Patent laws.

     (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under the copyright laws.

     (d) Each Grantor shall notify the Agent in writing immediately if it knows or has reason to know that any Patent,

Trademark or Copyright material to the conduct of its business may become abandoned or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

     (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Agent in writing, and, upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as may be required or the Agent may request to evidence the Agent's security interest in such Patent, Trademark or Copyright of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Agent its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are indefeasibly paid in full in cash, the Commitments are terminated, the cancellation or expiration of all Letters of Credit and the reimbursement in full of all amounts drawn thereunder and all terms and conditions hereof, the Credit Agreement, the Notes, the Collateral Documents and all other documents or agreements governing the Secured Obligations have been satisfied.

     (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of the Patents, Trademarks and Copyrights which is material to the conduct of such Grantor's business, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

     (g) In the event that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business is believed infringed, misappropriated or diluted by a third party, such Grantor shall notify the Agent promptly after it learns thereof and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

      SECTION 4.20.  Reimbursement Obligation.  Should any Grantor fail to
                     ------------------------
comply with the provisions of this Agreement or any other agreement relating to the Collateral (including any Capital Lease Obligation or other lease obligation) such that the value of any Collateral, any leased Equipment or the validity, perfection, rank or value of any security interest granted to the Agent hereunder or thereunder is thereby diminished or potentially diminished in any material respect or put at risk in any material respect (as reasonably determined by the Agent), the Agent on behalf of such Grantor may, but shall not be required to, effect such compliance on behalf of such Grantor, and such Grantor shall reimburse the Agent for the costs thereof on demand, and interest shall accrue on any such unpaid reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the default rate provided in Section 2.07 of the Credit Agreement.

      SECTION 4.21.  Bank Accounts.  None of the Grantors will establish after
                     -------------
the date hereof or permit to exist any demand, time, savings, passbook, collection, operating, investment or other like type of account relating in any way to its assets or business (except any Cash Collateral Accounts or other cash collateral accounts with the Agent required under, and maintained in accordance with, the Credit Agreement) without immediately causing such account to be an Agency Account.

      SECTION 4.22.  Amendments to Schedules.  Each Grantor has a continuing
                     -----------------------
obligation hereunder to amend, revise and update, as need be, any and all schedules hereto so that such schedules accurately reflect the information set forth therein.

      SECTION 4.23.  Government Contracts.  As to any Government Contract to be
                     --------------------
entered into after the date hereof, the applicable grantor will use its reasonable best efforts to insure that such Government Contract (i) includes a "no set-off commitment" (as referenced pursuant to 48 CFR 32.803(d)), (ii) does not include advance progress payment financing with a Governmental Authority and
(iii) does not include an anti-assignment of claims provision (as referenced pursuant to 48 CFR 32.803(b)) that prohibits moneys due or to become due thereunder from being assigned to the Agent.

                                   ARTICLE V

                  DISTRIBUTIONS ON PLEDGED SECURITIES; VOTING

      SECTION 5.01.  Right to Receive Distributions on Pledged Collateral;
                     -----------------------------------------------------
Voting.  (a) So long as no Event of Default shall have occurred and be
------
continuing:

       (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Interests or any part thereof for any purpose permitted by the terms of this Agreement and the Credit Agreement.

       (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement and applicable laws. Other than pursuant to the first sentence of this paragraph (a)(ii), all principal, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by a Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and shall be forthwith delivered to the Agent in the form in which received (with any necessary endorsement).

       (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as each Grantor may reasonably request for the purpose of enabling each Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default:

       (i) All rights of any Grantor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments.

       (ii) All dividends and interest payments which are received by any Grantor contrary to the provisions of paragraph (i) of this Section 5.01(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary endorsement).

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.


                                   ARTICLE VI

                         REMEDIES; RIGHTS UPON DEFAULT

      SECTION 6.01.  UCC Rights.  If any Event of Default shall have occurred,
                     ----------
the Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Agent at law or in equity.

      SECTION 6.02.  Payments on Collateral.  Without limiting the rights of the
                     ----------------------
Agent under any other provision of this Agreement, if an Event of Default shall occur and be continuing:

       (a) The Agent may, or upon the request of the Agent each Grantor shall, notify Account Debtors obligated to make payments under any or all Receivables or General Intangibles that the Agent and the other Secured Parties have a security interest in such Collateral and that payments shall be made directly to, or to a Cash Collateral Account designated by, the Agent. Each Grantor will use all reasonable efforts to cause each Account Debtor to comply with the foregoing instruction. In furtherance of the foregoing, each Grantor authorizes the Agent (i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral and, in the name of such Grantor or its own name or otherwise, (ii) to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral (including by filing a Notice of Assignment, substantially in the form of Exhibit D-2, or any other instrument of document with any Governmental Authority) and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral;

       (b) all payments received by any Grantor under or in connection with any of the Collateral shall be held by such Grantor in trust for the Agent, shall be segregated from other funds of such Grantor and shall forthwith upon receipt by such Grantor be turned over to the Agent, in the same form as received by such Grantor (duly indorsed by each Grantor to the Agent, if required to permit collection thereof by the Agent); and

       (c) all such payments received by the Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Agent, be held by the Agent as collateral security for, and/or then or at any time thereafter be applied in whole or in part by the Agent to the payment of the expenses and Secured Obligations as set forth in Section 6.11.

      SECTION 6.03.  Possession of Collateral.  In furtherance of the foregoing,
                     ------------------------
each Grantor expressly agrees that, if an Event of Default shall occur and be continuing, the Agent may (a) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to the Agent seize and remove such Collateral from such premises and (b) have access to and use of such Grantor's Documents.

      SECTION 6.04.  Sale of Collateral.  (a)  Each Grantor expressly agrees
                     ------------------
that if an Event of Default shall occur and be continuing, the Agent, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to any Grantor or any other person (all of which demands and/or notices are hereby waived by each Grantor), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere in such manner as is commercially reasonable and as the Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Secured Party shall have the right upon any such public sale and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. Each Grantor further agrees, at the Agent's request, to assemble the Collateral, and to make it available to the Agent at places which the Agent may reasonably select. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands against the Agent or any Secured Party arising out of the foreclosure, repossession, retention or sale of the Collateral.

     (b) Unless the Collateral threatens to decline quickly in value or is of a type customarily sold in a recognized market, the Agent shall give such Grantor 10 days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Agent shall not be required or obligated to make any such sale pursuant to any such notice. The Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

      SECTION 6.05.  Rights of Purchasers.  Upon any sale of the Collateral
                     --------------------
(whether public or private), the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Agent and the other Secured Parties) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of any Grantor, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, including the right to redeem the Collateral under (S) 9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

      SECTION 6.06.  Additional Rights of the Agent.  Upon the occurrence and
                     ------------------------------
during the continuance of an Event of Default:

       (a) The Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

       (b) The Agent shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any person then liable for the payment of any of the Secured Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Agent or any other Secured Party) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Agent and the other Secured Parties, and each Grantor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

      SECTION 6.07.  Securities Act, etc.  (a) In view of the position of the
                     -------------------
applicable Grantor in relation to its Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the "Federal Securities Laws"), with
                                                -----------------------
respect to any disposition of the Pledged Securities permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any such Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent and the other Secured Parties in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.

     Accordingly, each Grantor expressly agrees that the Agent is authorized, in connection with any sale of the Pledged Securities, if the Agent deems it advisable so to do, (a) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (b) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of the Federal Securities Laws and (c) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law. Each Grantor covenants and agrees that, upon the occurrence and during the continuance of an Event of Default, it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law. Each Grantor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of each Grantor, the Agent and the other Secured Parties that the provisions of this Section 6.07 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells the Pledged Securities. The Agent shall be under no obligation to delay a sale of any Pledged Securities for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to do so.

     (b) Borrower hereby acknowledges the provisions of each Section 6.05 set forth in the Buyer Pledge Agreement, the Seller Pledge Agreement and the Parent Pledge Agreement and agrees to comply with the requirements set forth in such sections as they relate to the Borrower.

      SECTION 6.08.  Remedies Not Exclusive.  (a)  No remedy conferred upon or
                     ----------------------
reserved to the Agent in this Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

     (b) If the Agent shall have proceeded to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, each Grantor and the Agent shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Agreement, and thereafter all rights, remedies and powers of the Agent shall continue as though no such proceedings had been taken.

     (c) All rights of action under this Agreement may be enforced by the Agent without the possession of any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Agent shall be brought in its name and any judgment shall be held as part of the Collateral.

      SECTION 6.09.  Waiver and Estoppel.  (a)  Each Grantor, to the extent it
                     -------------------
may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Agreement and each Grantor hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Agent in this Agreement but will permit the execution of every such power as though no such law were in force; provided that
                                                                   --------
nothing contained in this Section 6.09 shall be construed as a waiver of any rights of such Grantor under any applicable federal bankruptcy law.

     (b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees,

assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

     (c) Each Grantor, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder) in connection with this Agreement and any action taken by the Agent with respect to the Collateral.

      SECTION 6.10.  Power of Attorney.  Each Grantor hereby irrevocably
                     -----------------
constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Agent's reasonable discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

       (a) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

       (b) upon the occurrence and during the continuance of any Event of Default, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

       (c) upon the occurrence and continuance of any Event of Default and otherwise to the extent provided in this Agreement, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Agent or as the Agent shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral;
     (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral;
     (v) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (vii) to assign any Patent, Trademark or Copyright (along with the goodwill of the business to which such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; (viii) to license or, to the extent permitted by any applicable law, sub-license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent, Trademark or Copyright, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers or other adequate provision cannot be secured therefor); and (ix) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the option of the Agent and each Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     Except as provided for by law or the UCC or its equivalent, nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Agent. It is understood and agreed that the appointment of the Agent as the agent of each Grantor for the purposes set forth above in this Section 6.10 is coupled with an interest and is irrevocable. The provisions of this Section 6.10 shall in no event relieve any Grantor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

      SECTION 6.11.  Application of Proceeds.  (a)  The Agent shall apply the
                     -----------------------
proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

       FIRST, to the payment of all reasonable costs and expenses incurred by the Agent (in its capacity as such hereunder or under any other Loan Document) and the Lenders in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including all court costs and the reasonable fees and expenses of their respective agents and legal counsel, the repayment of all reasonable advances made by the Agent and the Lenders hereunder or under any other Loan Document and all reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

       SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

       THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

     (b) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid are insufficient to pay all amounts to which the Agent or any or all of the Lenders are legally entitled, the Grantors will be jointly and severally liable for the deficiency, together with interest thereon, at the Default Rate, and the reasonable fees of any attorneys employed by the Agent or any or all of the Lenders to collect such deficiency, pursuant to the Credit Agreement.

      SECTION 6.12.  Grant of License or Sub-License to Use Patent, Trademark,
                     ---------------------------------------------------------
Copyright and License Collateral.  For the purpose of enabling the Agent to
--------------------------------
exercise rights and remedies under this Article VI at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sub-license any Patent, Trademark, Copyright or License now owned or licensed or hereafter acquired or licensed by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sub-license by the Agent shall be exercised, at the option of the Agent, upon the occurrence and the continuance of an Event of Default; provided that any license, sub-license or other transaction entered
         --------
into by the Agent in accordance herewith shall be binding upon the applicable Grantor notwithstanding any subsequent cure of an Event of Default. The Agent agrees to apply the net proceeds received from any such license as provided in
Section 6.11 hereof; provided that no such license shall be conferred hereby
                     --------
with respect to any Patents, Trademarks and Copyrights licensed by the Grantors if and to the extent that the terms of the applicable License to which such Grantor is a party would prohibit such license to the Agent.

                                  ARTICLE VII

                                 MISCELLANEOUS

      SECTION 7.01.  Notices.  Unless otherwise specified herein, all notices,
                     -------
requests or other communications to any party hereunder shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy and shall be given to such party at its address or telecopy number set forth, in the case of the Borrower and the Agent, in Section 9.01 of the Credit Agreement and, in the case of the other Grantors, on the signature pages hereof or at any other address or telecopy number which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this
Section 7.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.01.

      SECTION 7.02.  Survival of Agreement.  All covenants, agreements,
                     ---------------------
representations and warranties made by each Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agent and the Secured Parties and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until the Secured Obligations have been indefeasibly paid in full in cash, the Commitments have been terminated, the cancellation or expiration of all Letters of Credit and the reimbursement in full of all amounts drawn thereunder and all terms and conditions hereof, the Credit Agreement, the Notes, the Collateral Documents and all other documents or agreements governing the Secured Obligations have been satisfied. This Agreement shall terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.08(b); provided that the obligations of each Grantor under Section 4.20 shall survive
--------
any such termination.

      SECTION 7.03.  Counterparts.  This Agreement may be executed by the
                     ------------
parties hereto in several counterparts and each such counterpart shall be deemed to be an original, admissible into evidence, but all such counterparts shall together constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

      SECTION 7.04.  Amendments, Etc.  No amendment, modification or waiver of
                     ---------------
any provision of this Agreement and no consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be in writing and shall be executed and delivered in accordance with Section 9.08 of the Credit Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that this Agreement may be amended, modified or
             --------
waived with respect to any Grantor, including by releasing any Grantor hereunder, without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

      SECTION 7.05.  Assignments.  This Agreement and the terms, covenants and
                     -----------
conditions hereof shall be binding upon each Grantor and its successors and shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment and the Loans owing to it) to any other person, such other person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise. Except as permitted by the Permitted Drop Down Transaction, none of the Grantors shall be permitted to assign, transfer or delegate any of its rights or obligations under this Agreement (and any such purported assignment, transfer or delegation without such consent shall be void).

      SECTION 7.06.  Savings Clause.  In the event any one or more of the
                     --------------
provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect with respect to any Grantor, no party hereto shall be required to comply with such provision with respect to such Grantor for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein, and of such invalid, illegal or unenforceable provision with respect to any other Grantor, shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7.07.  Supplemental Agreement.  Upon execution and delivery by the
                     ----------------------
Agent and a Subsidiary of a Supplemental Agreement substantially in the form of
Exhibit I to the Credit Agreement, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

      SECTION 7.08.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7.09.  Entire Agreement.  This Agreement, the other Loan
                     ----------------
Documents, and the Fee Letter constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the other Loan Documents and the Fee Letter. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and the Secured Parties, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      SECTION 7.10.  No Waiver; Remedies.  No failure on the part of the Agent
                     -------------------
or any Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by such person preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

      SECTION 7.11.  Headings.  Article and Section headings and the Table of
                     --------
Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 7.12.  NO ORAL AGREEMENTS.  THIS AGREEMENT AND THE INSTRUMENTS AND
                     ------------------
DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


          FIREARMS TRAINING SYSTEMS, INC.,
          as Grantor


          By:      /s/ Robert B. Terry, Jr.
             ------------------------------
          Name:    Robert B. Terry, Jr.
          Title:   President and Chief
                   Operating Officer
          Address: 7340 McGinnis Ferry Road
                   Suwanee, GA  30174-1247


          NATIONSBANK, N.A. (SOUTH),
          as Agent


          By:      /s/ Bradford Jones
             ------------------------------
          Name:    Bradford Jones
          Title:   Attorney-in-Fact

                                   SCHEDULE 1
                                   ----------



                              SUBSIDIARY GRANTORS
                              -------------------


                                     None.

                                   SCHEDULE 2
                                   ----------



                          CHIEF EXECUTIVE OFFICES AND
                          ---------------------------
                          PRINCIPAL PLACE OF BUSINESS
                          ---------------------------


1.   Firearms Training Systems, Inc.
     Gwinnett County
     7340 McGinnis Ferry Road
     Suwanee, Georgia  30174


2. Borrower maintains its books and records relating to Receivables and General Intangibles at:

     7340 McGinnis Ferry Road
     Gwinnett County
     Suwanee, Georgia  30174

                                   SCHEDULE 3
                                   ----------
                               PLEDGED SECURITIES
                               ------------------

Part I   Pledged Interests
------   -----------------

The Borrower holds the following Capital Stock:
1.   1000 shares of Common Stock of Firearms Training Systems Limited;

2.   200,000 shares of Common Stock of F.A.T.S. Singapore PTE LTD.;

3.   1000 shares of Common Stock of F.A.T.S. Foreign Sales    Corporation;

4.   2000 shares of Common Stock of Firearms Training Systems Netherlands B.V.;

5.   1 share of Common Stock of FATS Canada, Inc.

Part II   Pledged Debt
-------   ------------

1.   Intercompany Note with Firearms Training Systems Limited

2.   Intercompany Note with Firearms Training Systems Netherlands B.V.

3.   Intercompany Note with F.A.T.S. Singapore PTE LTD.

4.   Intercompany Note with F.A.T.S. Foreign Sales Corporation

5.   Intercompany Note with FATS Canada, Inc.

6. Letter of Credit in the amount of $284,266 issued by Banca Nazionale del Lavoro with an expiration date of September 9, 1996.

7. Letter of Credit in the amount of $478,881 issued by Banca Nazionale del Lavoro with an expiraton date of May 10, 1997.

                                   SCHEDULE 4
                                   ----------
                      LOCATIONS OF EQUIPMENT AND INVENTORY
                      ------------------------------------

Firearms Training Systems, Inc.
Gwinnett County
7340 McGinnis Ferry Road
Suwanee, Georgia 30174

                                   SCHEDULE 5
                                   ----------

                                  TRADE NAMES
                                  -----------
     During the preceding five-year period, the Borrower has used the following names:

        Firearms Training Systems, Inc.

        F.A.T.S.

        FATS

        F.A.T.S., Inc.

        FATS, Inc.

                                 SCHEDULE 6
                                 ----------
                        REOUIRED FILINGS AND RECORDINGS
                        -------------------------------

UCC-1 financing statement to be filed in any county in Georgia.

                            SCHEDULE 7
                            ----------

                U.S. PATENTS & PATENT APPLICATIONS
                ----------------------------------
                ----------------------------------

Patent                       Serial/Patent No.  Filing/Issue Date
------                       -----------------  -----------------

A Multiple Weapon,           08/427,110         April 21, 1995
Firearms Training System                        (Filing Date)
Utilizing Image Shape
Recognition (Recorded on
June 26, 1995)


Inventors:  Wenlonn Tsang, Christoper A. Bailey, Bobby
            Hsiang-Hua Chung



                    FOREIGN PATENTS AND PATENT APPLICATIONS
                    ---------------------------------------

Patent                       Serial/Patent No.  Filing/Issue Date
------                       -----------------  -----------------

None.

                           SCHEDULE 8
                           ----------

           U.S. TRADEMARKS AND TRADEMARK APPLICATIONS
           ------------------------------------------

Mark                            Reg./App. No.     Reg./App. Date
----                            -------------     --------------
FATS (Stylized)                 75/076,582        March 21, 1996

FATS and Design                 75/076,581        March 21, 1996





                 FOREIGN TRADEMARKS AND TRADEMARK APPLICATIONS
                 ---------------------------------------------

      Foreign trademarks application in each of the countries listed below were filed as follows:

Mark        Country          Reg./App. No.             Reg./App. Date
----        -------          -------------             --------------

FATS        Argentina        2.034.284                 May 22, 1996
            Australia                                  May 15, 1996
            Canada                                     May 18, 1996
            Greece                                     May 23, 1996
            Indonesia                                  May 15, 1996
            Israel             105,306                 May 19, 1996
            Italy                                      May 16, 1996
            Japan                                      May 15, 1996
            Kuwait                                     May 23, 1996
            Mexico                                     May 22, 1996
            The Netherlands                            June 3, 1996
            Saudi Arabia                               May 21, 1996
            Singapore          5014/96                 May 17, 1996
            Taiwan                                     May 16, 1996
            United Kingdom                             May 13, 1996

FATS &      Argentina          Class  9: 2.037.285     May 22, 1996
  DESIGN    Argentina          Class 41: 2.034.286     May 22, 1996
            Australia                                  May 15, 1996
            CANADA                                     May 13, 1996
            Greece                                     May 23, 1996
            Indonesia                                  May 15, 1996
            Israel             Class  9:  105,307      May 19, 1996
            Israel             Class 41:  105,308      May 19, 1996
            Italy                                      May 16, 1996
            Japan                                      May 15, 1996
            Kuwait                                     May 23, 1996
            Mexico                                     May 22, 1996
            The Netherlands                            June 3, 1996
            Saudi Arabia                               May 21, 1996
            Singapore          Class  9:  5015/96      May 17, 1996
            Singapore          Class 41:  5016/96      May 17, 1996
            Taiwan                                     May 16, 1996
            United Kingdom                             May 13, 1996

                                  SCHEDULE 9
                                  ----------

                  U.S. COPYRIGHTS AND COPYRIGHT APPLICATIONS
                  ------------------------------------------

Title                        Reg./App. No.        Reg./App. Date
-----                        -------------        --------------

None.


                 FOREIGN COPYRIGHT AND COPYRIGHT APPLICATIONS
                 --------------------------------------------

Title       Country          Reg./App. No.        Reg./App. Date
-----       -------          -------------        --------------

None.

                                  SCHEDULE 10
                                  -----------

                                    LICENSES
                                    --------

The following licenses, permits and authorizations have been issued or granted to the Borrower:

1. The Borrower has a Class 11 license from the ATF to import destructive devices, ammunition for destructive devices or armor piercing ammunition.

2. The Borrower has a Class 10 license from the ATF that authorizes the Company to be a manufacturer of destructive devices, ammunition for destructive devices, or armor piercing ammunition.

3. The Borrower is registered with the Director of ATF as a person engaged in the business of importing articles enumerated on the U.S. Munitions Import List. The Company currently has a valid ATF Form 4587 which reflects this status.

4. The Borrower is registered with the Department of state, Office of Defense Trade Controls ("ODTC"), as an exporter of Munitions List articles.

5. The Borrower is subject to the export licensing jurisdiction of the State Department and the Department of Commerce ("Commerce") for the temporary or permanent export of its products and the import of weapons for modification. The jurisdiction is based on the Arms Export Control Act and the Export Administration Act. The Borrower initially approached the office of Defense Trade Controls ("DTC") in 1987 as to whether its proprietary system required licensing by the Department of State under the auspices of the Arms Export Control Act. DTC subsequently advised the Borrower that in their view, the products were under the export licensing jurisdiction of Commerce.

  The Borrower subsequently obtained formal commodity classifications from Commerce for the modified firearms simulation devices and for the firearms training simulators. In late 1995, DTC challenged Commerce jurisdiction with respect to export licensing of the Borrower's products. The Borrower has made substantial filings and an oral presentation to DTC on this subject.

  It now appears that the firearms simulators (for which the Borrower has sua sponte for some time obtained DTC licenses) and those disks going to military customers overseas will require DTC licenses. The simulator system itself and disks going to civilian entities will remain within the jurisdiction of Commerce for export licensing purposes. This result is tentative and subject to formal confirmation by DTC.

6.  The Borrower is federally registered as an employer.

7. The Borrower is not required to hold any Food & Drug Administration ("FDA") permits, but is required to file a report annually (regarding laser compliance) which specifies the type and quantity of basic products produced. FDA has not questioned the Borrower's contention that its products are Laser Class 1. Laser Class 1 is "not considered to be hazardous" (21 CFR
    (S) 1040.10(b)(5), n.1).

8. The Borrower has filed registration for Robert F. Mecredy, as a registered lobbyist in the United States Congress, Form LD-1, Jan. 1996, pursuant to the Lobbying Disclosure Act of 1995.

9. The Borrower is registered as a foreign corporation in Alaska, California, Florida, Georgia, Indiana and Maryland.

10. The Borrower has a Forsyth County (Georgia) business license and a City of Spokane (Washington) business license.

11. The Borrower has EPA ID number GA000901074.

12. With respect to the ATF and ODTC licenses and registrations, notices of change of control will be submitted within 5 or 30 days of the Closing Date, as applicable. Any subsequent change of control will also require post-change notice.

The Borrower also has the following licenses or other agreements:

1. A license Agreement with Acceleration Technology, Inc., to use its "Nucleus RTX" software and associated documentation.

2. The Borrower is required to purchase from Microware a license label for each of its FATS II, FATS II FX, FATS L.E. and FATS III Model Systems in accordance with its agreement regarding the use of Microware's OS9 software package.

                                  SCHEDULE 11
                                  -----------

                     MOTOR VEHICLES AND OTHER ROLLING STOCK
                     --------------------------------------

                                                            REGISTRATION   TITLE
----------------------------------------------------------------------------------
YR     MAKE         MODEL            VIN#         STATE    TAG#    STATE  TITLE #
----------------------------------------------------------------------------------
96  Ford        E250 Van       1FTHE24H5THA96035   GA    YXP 511    GA    30811041
----------------------------------------------------------------------------------
96  Ford        E250 Van       1FTHE24H0THA80650   GA    QK 13966   GA    30670360
----------------------------------------------------------------------------------
95  Ford        E150 Van       1FTEE14N8SHB76169   GA    XFC 203    GA    29548444
----------------------------------------------------------------------------------
95  Ford        E150 Van       1FTEE14N1SHB81584   GA    XFB 986    GA    29553237
----------------------------------------------------------------------------------
95  Ford        E150 Van       1FTEE14N3SHB81568   GA    XFC 202    GA    29548443
----------------------------------------------------------------------------------
95  Ford        E150 Van       1FTEE14N9SHB81557   GA    XEC 204    GA    29548445
----------------------------------------------------------------------------------
94  Ford        Econoline Van  1FTEE14N5RHA91087   GA    QE 75443   GA    27060251
----------------------------------------------------------------------------------
94  Ford        Econoline Van  1FTEE14N7RHA91088   GA    QE 75442   GA    27060253
----------------------------------------------------------------------------------
92  Ford        E150 Van       1FTDE14NXNHA46183   GA    QB 96611   GA    30574955
----------------------------------------------------------------------------------
92  Ford        E150 Van       1FTDE14N9NHA38768   GA    NEE 476    GA    30574954
----------------------------------------------------------------------------------
92  Ford        E350 Cutaway   1FDKE37M5NHA38767   GA    QF 58286   GA    30574953
----------------------------------------------------------------------------------
91  Ford        E150 Van       1FTDE14N5MHA62421   GA    QK 12689   GA    29965910
----------------------------------------------------------------------------------
88  Ford        Aerostar Van   1FTCA14UOJZB27955   GA    SSY 557    GA    26977302
----------------------------------------------------------------------------------
85  GMC         TM 10905 Van   1GTDM15N3FB515684   GA    SG 3910    GA    13740590
----------------------------------------------------------------------------------
93  Mercedes    600SEL         WDBGA57E9PA089550   GA    SBX 656    GA    25320750
----------------------------------------------------------------------------------

                                  SCHEDULE 12
                                  -----------

                                    ACCOUNTS
                                    --------


Firearms Training Systems, Inc. maintains the following accounts with Lloyds Bank plc, 1st Peter's Hill, Grantham, Lincolnshire NG31 6QE, England:


       FATS Inc.                                0657280
       Contact:     Mr. Bob Swanns
       Tel:         011-441-476-65401
       Fax:         011-441-476-66037

       FATS Inc.    VAT Account                 0457508
       Contact:     Mr. Bob Swanns
       Tel:         011-441-476-65401
       Fax:         001-441-476-66037

       FATS Inc.    US Checking                 0715906
       Contact:     Mr. Bob Swanns
       Tel:         011-441-476-65401
       Fax:         001-441-476-66037

Firearms Training Systems, Inc. maintains the following accounts with Lloyds Bank plc, Commerical Service, 49/51 Dean Street, Marlow, Bucks SL7 3BP, England:


       FATS & Airgroup Ltd.                     0005335
       Contact:     Ms. Sally Ann Spring
       Tel:         011-441-628-890031
       Fax:         011-441-628-890002

       FATS & Airgroup (Escrow)                 0778121
       Contact:     Ms. Sally Ann Spring
       Tel:         011-441-628-890031
       Fax:         011-441-628-890002

Firearms Training Systems, Inc. maintains the following account with ABN Amro, Kneuterdijk 1, Den Haag Postbus 165, 2501 AP Den Haag, Netherlands:

       FATS, Inc.                               44.09.33.242
       Contact:     Ms. van Leftsanburg
       Tel:         011-31-70-375-2226
       Fax:         011-31-70-375-2805

Firearms Training Systems, Inc. maintains the following accounts with NationsBank (main banking activity):

       Operating Account                        2321252356
       600 Peachtree Street NE
       Suite 1900
       Atlanta, GA 30308

The following accounts are zero balance accounts, which are funded by the Operating Account:

       Accounts Payable Checking                9563806

       Manual Checking                          9563946

       Payroll Checking                         9563938

       Section 125 Plan Checking                9569103

       USMC Funding Deposit Account             3251728830

                                  SCHEDULE 13
                                  -----------
                              GOVERNMENT CONTRACTS
                              --------------------

The contracts listed below are those contracts as of the Closing Date, with a value as indicated. The list does not include any prior contracts the Borrower may have had which have been completed or amounts outstanding that are lower than the dollar thresholds indicated. The list will be updated to reflect new contracts.

The following U.S. Government contracts whose current total value is in excess of $500,000:


Contracting                          Current Dollar
Party                  Contract          Value        Administered by
-----------            --------      --------------   ---------------

USMC/1/            M67854-94-C-2014  $36,854,594.08  D.C.M.A.O. Atlanta

USMC/1/            M67854-94-C-2013  $ 1,189,432.40  D.C.M.A.O. Atlanta

USMC/1/            M67004-96-C-0028  $   590,910.39  D.C.M.A.O. Atlanta

USAF (PACAF)/2/    F64605-96-C-0006  $   953,038.00  15th Contract
                                                     Squadron
                                                     Hickam, AFB Hawaii

The following U.S. government contracts whose total potential value is in excess of $500,000:

General Services Administration/1/    GS-02F-0414D    General Procurement

                                           Division, New York


----------
/1/ Do not contain a "no set-off commitment" (as referenced pursuant to 48 C.F.R. 32.803 (d)).

/2/ Obligations of the Borrower have been completed.

The following foreign government contracts whose current toal value is in excess of $500,000:

                                                Current Dollar
Contracting Party       Contract                Value
-----------------       --------                --------------

British (MoD)           SAT LWS21A/706          $1,221,000

Netherlands (Army)      852.2221.6042.12        $7,600,000

Italy (Finanza)         SO#96032                $1,785,798  (Not Assignable)

Italy (Carabinieri)/3/  SO#96031                $7,177,044  (Not Assignable)


----------
/3/  Obligations of the Borrower have been completed.

  IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the ____ day of __________________, 1996.



ATTEST:                     [NAME OF GRANTOR], as Assignor


____________________________               By:_________________________________
___________ Secretary                           Title:

  [Corporate Seal]


ATTEST:                     NATIONSBANK, N.A. (SOUTH),
                            as Agent

____________________________               By:_________________________________
___________ Secretary                           Title:

  [Bank Seal]



STATE OF __________

________ OF _______

  The foregoing instrument was acknowled before me this ______ day of _____________, 19___ by _____________________________________ as [title] of
_____________________________, a _____________________ cororation, on behalf of the Corporation.

  My commission expires:

Notarial Seal


                            ____________________________________
                                      Notary Public

                                   EXHIBIT A
                                      to
                         Pledge and Security Agreement
                         -----------------------------


                        ASSIGNMENT OF SECURITY INTEREST
                    IN UNITED STATES PATENTS AND TRADEMARKS
                    ---------------------------------------


  FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [NAME OF GRANTOR], a [Jurisdiction] [entity] (the "Assignor"), having its chief executive office at [address], hereby assigns and
 --------
grants to NATIONSBANK, N.A. (SOUTH), as Agent (in such capacity, the "Agent"), with offices at NationsBank Corporate Center, 100 N. Tryon Street, Charlotte, North Carolina 28255, a security interest in (all of which are herein collectively referred to as the "PTO Collateral") (i) all of the Assignor's
                                 --------------
right, title and interest in and to the United States trademarks, trademark registrations and trademark applications set forth on Schedule A attached hereto
                                                      ----------
(the "Marks"), (ii) all of the Assignor's right, title and interest in and to
      -----
the United States patents set forth on Schedule B attached hereto (the
                                       ----------
"Patents"), in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses symbolized by the Marks and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

  THIS ASSIGNMENT is made to secure the full and prompt performance and payment of all the Secured Obligations of the Assignor, as such term is defined in the Pledge and Security Agreement, dated as of July __, 1996, among the Assignor, the Agent and the other parties thereto (as amended, supplemented or modified from time to time, the "Security Agreement"). Upon the satisfaction of the
                        -------- ---------
conditions set forth in Section 2.08(b) of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the PTO Collateral acquired under this Assignment.

  THIS ASSIGNMENT has been granted in conjunction with the security interest granted to the Agent for the benefit of the Secured Parties under the Security Agreement. The rights and remedies of the Agent with respect to the security interest granted herein are without prejudice to, and are in addition to, those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provision of this Assignment is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                      SCHEDULE A
                                                                      ----------


                     TRADEMARKS AND TRADEMARK APPLICATIONS
                     -------------------------------------

Serial No. or                              Issue or
Registration No.       Country             Filing Date               Mark
----------------       -------             -----------               ----

                                                                      SCHEDULE B
                                                                      ----------


                         PATENTS AND PATENT APPICATIONS
                         ------------------------------

Serial No. or                                   Issue or
Patent No.     Inventor          Country        Filing Date          Title
----------     --------          -------        -----------          -----

  IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the ____ day of ___________, 1996.

ATTEST:                          [NAME OF GRANTOR], as Assignor


_______________________________  By:________________________
____________Secretary                  Title:

  [Corporate Seal]


ATTEST:                NATIONSBANK, N.A. (SOUTH),
                       as Agent


_____________________________         By:________________________
___________Secretary                   Title:


[Bank Seal]


STATE OF _________

________OF________


       The foregoing instrument was acknowledged before me this ___ day __________________, 19___ by _______________________ as [title] of
__________________, a ____________________ corporation, on behalf of the corporation.

       My commission expires:

Notarial Seal

                       __________________________________
                                 Notary Public

                                                                      SCHEDULE A
                                                                      ----------

                     COPYRIGHTS AND COPYRIGHT APPLICATIONS
                     -------------------------------------



  Serial No. or                                                    Copyright
Registration No.       Country           Publication Date            Title
----------------       -------           ----------------        ------------

                                                                       EXHIBIT B
                                                                          to
                                                   Pledge and Security Agreement
                                                   -----------------------------


                        ASSIGNMENT OF SECURITY INTEREST
                          IN UNITED STATES COPYRIGHTS


  FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [NAME OF GRANTOR], a [Jurisdiction] [entity] (the "Assignor"), having its chief executive office at [address], hereby assigns and
 --------
grants to NATIONSBANK, N.A. (SOUTH), as Agent (in such capacity, the "Agent"),
                                                                      -----
with offices at NationsBank Corporate Center, 100 N. Tryon Street, Charlotte, North Carolina 28255, a security interest in (all of which are herein collectively referred to as the "Copyright Collateral") (i) all of the
                                 --------- ----------
Assignor's right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto (the "Copyrights"), (ii)
                          ----------                       ----------
all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Copyrights, (iii) the goodwill of the businesses symbolized by the Copyrights and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Copyrights.

  THIS ASSIGNMENT is made to secure the full and prompt performance and payment of all of the Secured Obligations of the Assignor, as such term is defined in the Pledge and Security Agreement, dated as of July __, 1996 among the Assignor, the Agent and the other parties thereto (as amended, supplemented or modified from time to time, the "Security Agreement"). Upon the satisfaction of the
                        -------- ---------
conditions set forth in Section 2.08(b) of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interests of the Copyright Collateral acquired under this Assignment.

  THIS ASSIGNMENT has been granted in conjunction with the security interest granted to the Agent for the benefit of the Secured Parties under the Security Agreement. The rights and remedies of the Agent with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                       EXHIBIT C
                                                                          to
                                                   Pledge and Security Agreement
                                                   -----------------------------

                                   [FORM OF]

                         LANDLORD'S WAIVER AND CONSENT


  LANDLORD'S WAIVER AND CONSENT dated as of _____________, 199____,
made by [            ] (the "Landlord"), for the benefit of NationsBank, N.A.
                             --------
(South), having an office at NationsBank Corporate Center, 100 N. Tryon Street, Charlotte, North Carolina 28255, attention of NationsBank, N.A. (South), as Agent, and the Secured Parties (defined in the Credit Agreement dated as of July ________, 1996, (as amended or modified from time to time, the "Credit
                                                                ------
Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and the Agent.
              -------

  The Secured Parties have extended or agreed to extend certain loans, purchase mortgage notes and to extend other financial accommodations to the Borrower, to be guaranteed by the subsidiaries of the Borrower and secured in whole or in part pursuant to one or more agreements, instruments and other documents (collectively, the "Security Agreements") granting security interests in and
                    -------- ----------
liens on, among other things, all presently owned and hereafter acquired personal property (collectively, the "Collateral") of the Borrower and its
                                      ----------
subsidiaries (the Borrower and the subsidiaries are referred to herein collectively as the "Debtors" and each is referred to herein as a "Debtor").
                     -------                                       ------

  Any or all of the Collateral is or may be installed or kept at the premises owned by
the Landlord and leased to a Debtor known as [          ] and located in [
], as
more particularly described in Exhibit A attached hereto and made a part hereof
                               ---------
(the "Premises").
      --------

  In order to induce the Secured Parties to make the loans and to extend other financial accommodations to the Borrower described in the Credit Agreement, the Landlord has agreed to execute and deliver this Agreement in favor of the Agent on behalf of the Secured Parties.

  NOW THEREFORE, the Landlord, for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency.of which is hereby acknowledged, hereby agrees as follows:

  1. The Landlord (i) consents to the installation or location of the Collateral in or on the Premises, (ii) agrees that any right, claim, title, interest or lien in respect of any of the Collateral (including without limitation any right of distraint, levy, execution or sale) that the Landlord may have or acquire for any reason or in any manner (including by reason of the Collateral being installed in or on, attached to or located in or on the Premises, or otherwise), whether arising under any agreement, instrument or law now or hereafter in effect, is hereby made fully subordinate, subject and inferior to every right, claim, title, interest and lien in respect of the Collateral in favor of the Agent and the Secured Parties or any of them to the full extent that the same secures or may hereafter secure any and all obligations and indebtedness of every kind, now existing or hereafter arising, of the

Debtors, or any of them, to the Secured Parties, and (iii) further agrees that the Collateral is and will remain personal property and will not become part of the Premises.

       2. The Landlord hereby agrees that so long as this Agreement is in effect, the Landlord shall not exercise or attempt to exercise any right, assert any claim, title or interest in or lien upon, or take any action or institute any proceedings with respect to, the Collateral. The Landlord agrees to use all reasonable efforts to give the Agent written notice of any event which, with or without the giving of notice or passage of time or both, could result in the creation of the right of the Landlord to terminate any lease ("Lease") covering
                                                               -----
all or any part of the Premises or to accelerate any rent due thereunder. The Landlord, simultaneously with the giving by the Landlord of any notice of default to the then tenant under a Lease, shall send by registered or certified mail, return receipt requested, or by a reputable overnight courier, to the Agent a photostat or xerox copy of such notice of default.

  3. The Agent and/or the Secured Parties and their agents, representatives and designees may, at any time and from time to time upon reasonable prior notice to the Landlord (which may be oral), enter the Premises without the consent of the Landlord and remove and take possession of the Collateral free of any right, claim, title, interest or lien of the Landlord, provided the Secured Parties restore any parts of the Premises physically damaged by them in the course of removal to the condition such parts were in prior to such entry and removal of the Collateral (but the foregoing shall not impose any liability upon any Secured Party for any damage by fire or other insurable casualty).

  4. The provisions hereof shall be irrevocable and remain in full force and effect until each Debtor has fully paid and performed all of its obligations to the Secured Parties under and in accordance with the terms of all present and future agreements, instruments and documents evidencing such obligations and all present and future Security Agreements (in each case including any extensions, modifications and renewals thereof or substitutions therefor at any time made), and until all obligations, if any, of the Secured Parties to extend loans, advances, or provide other financial accommodations to the Debtors (including any commitment to lend or issue or confirm or participate in letters of credit) shall be terminated.

  5. This Agreement shall be binding upon the Landlord and its successors and assigns and shall inure to the benefit of the Secured Parties and their respective successors, assigns and designees. The Landlord agrees to make this Agreement known to any transferee of the Premises and any person who may have an interest or right in the Premises. The Landlord acknowledges and agrees that the provisions set forth in this Agreement are, and are intended to be, an inducement and consideration to each Secured Party to make, or to permit to remain outstanding, loans, advances and financial accommodations to the Debtors, and each Secured Party shall be deemed conclusively to have relied upon such provisions in making, or permitting to remain outstanding, such loans, advances and financial accommodations, and each Secured Party is made an obligee hereunder and may directly enforce the provisions hereof.

  IN WITNESS WHEREOF, the Landlord has duly executed this Agreement under seal as of the date and year first above written.


ATTEST:                    [Name of Landlord]



_________________________  By:      _________________________________________
____________ Secretary     Name:    _________________________________________
                           Title:   _________________________________________


[Corporate Seal]



Attachments:
-----------

Schedule A - Description of Premises
----------

STATE OF_____________

COUNTY OF ___________

  I, _____________________________, a Notary Public of the aforesaid County and State, do hereby certify that _________________________________ personally appeared before me this day and acknowledged that (s)he is the ___________________ of _________________, a [Jurisdiction] corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its _________, and attested by herself/himself as ______________, and sealed with its common corporate seal.

  Witness my hand and notarial seal this ___ day of ____________, 1996.


[STAMP/SEAL]                            __________________________________
                                                   Notary Public

My Commission Expires:

_____________________

                                                                      SCHEDULE A
                                                                      ----------

                            Description of Premises

                                                                     EXHIBIT D-1
                                                                         to
                                                   Pledge and Security Agreement
                                                   -----------------------------

                            INSTRUMENT OF ASSIGNMENT

[DATE]


Contract Number __________________

KNOW ALL MEN BY THESE PRESENTS: For value received and in accordance with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 203, 41 U.S.C. 15), the undersigned Assignor does hereby assign, set over and transfer to NATIONSBANK, N.A. (SOUTH) having offices at 100 North Tryon Street, 7th Floor, Charlotte, North Carolina 28255, all rights, title and interest to all moneys due or to become due Assignor from the United States of America, or from any agency or department thereof, under Contact Number ________________________, with a dollar value of $_________________________.

The Assignee shall not be held responsible for the performance of any work for the manufacture or delivery of any of the items mentioned in said contract or contracts.



___________________________________
Name:
Title:
Signed, sealed and delivered:

Attested by:                                              [SEAL]


___________________________________
[NAME], Corporate Secretary

Assignment accepted at ________________________________________________
                                (City)      (County)    (State)

this_____ day of_____,_____
NationsBank, N.A (SOUTH), as Assignee


__________________________________
Name:
Title:

                                                                     EXHIBIT D-2
                                                                         to
                                                   Pledge and Security Agreement
                                                   -----------------------------

                              NOTICE OF ASSIGNMENT

TO:   [NAME OF CONTRACTING OFFICER]
     [ADDRESS]

This has reference to Contract No.__________________ dated__________,________, entered into between [NAME OF GRANTOR], [ADDRESS], and the [NAME OF GOVERNMENTAL AUTHORITY] [NAME OF OFFICE] [ADDRESS], for delivery of goods and services as described in the aforementioned contract.

Moneys due or to become due under the contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15.

A true copy of the instrument of assignment executed by the Contractor on [DATE] is attached to the original notice.

Payments due or to become due under this contract should be made to the undersigned assignee by wire transfer pursuant to the wire transfer instructions attached hereto.

Please return to the undersigned the three (3) enclosed copies of this notice with appropriate notations showing the date and hour or receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,

By:______________________________________
   Name:
   Title:

NATIONSBANK, N.A. (SOUTH)
100 North Tryon Street
7th Floor
Charlotte, NC 28255
ABA No.__________
Re: Firearms Training Systems, Inc.

                                 ACKNOWLEDGMENT

Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at ______ (a.m.) (p.m.) on _____________________, _____.

                                        ________________________________
                                                [Signature]

                                        ________________________________
                                                [Title]

On behalf of: [NAME OF ADDRESSEE OF THIS NOTICE]
-- ------ --